Goodwill and Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Identifiable Intangible Assets
. Goodwill and Identifiable Intangible Assets
Goodwill. In accordance with the accounting standards for business combinations, the Company records the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition (commonly referred to as the purchase price allocation). Goodwill represents the purchase price paid in excess of the fair value of net tangible and intangible assets acquired. As part of the purchase price allocations for the Company’s business acquisitions, identifiable intangible assets are recognized as assets apart from goodwill if they arise from contractual or other legal rights, or if they are capable of being separated or divided from the acquired business and sold, transferred, licensed, rented or exchanged. However, the Company does not recognize any intangible assets apart from goodwill for the assembled workforces of its business acquisitions. At December 31, 2017, the Company had approximately 31,000 employees, and the substantial majority of the sales generated by the Company’s businesses were from the productive labor efforts of its employees, as compared to selling manufactured products or right-to-use technology.
Generally, the largest intangible assets from the businesses that the Company acquires are the assembled workforces, which includes the human capital of the management, administrative, marketing and business development, scientific, engineering and technical employees of the acquired businesses. The success of the Company’s businesses, including their ability to retain existing business (revenue arrangements) and to successfully compete for and win new business (revenue arrangements), is primarily dependent on the management, marketing and business development, contracting, engineering and technical skills and knowledge of its employees, rather than on productive capital (plant and equipment, and technology and intellectual property). Additionally, for a significant portion of its businesses, the Company’s ability to attract and retain employees who have U.S. Government security clearances, particularly those of top-secret and above, is critical to its success, and is often a prerequisite for retaining existing revenue arrangements and pursuing new ones. Generally, patents, trademarks and licenses are not material for the Company’s acquired businesses. Furthermore, the Company’s U.S. Government contracts (revenue arrangements) generally permit other companies to use the Company’s patents in most domestic work performed by such other companies for the U.S. Government. Therefore, because intangible assets for assembled workforces are part of goodwill in accordance with the accounting standards for business combinations, the substantial majority of the intangible assets for the Company’s business acquisitions is recognized as goodwill. Additionally, the value assigned to goodwill for the Company’s business acquisitions also includes the value that the Company expects to realize from cost reduction measures that it implements for its acquired businesses.
The table below presents the changes in goodwill allocated to the Company’s reporting units in each reportable segment.

	ISRS	C&NS	Electronic Systems	Consolidated Total
	(in millions)
December 31, 2015
Goodwill	$2,493	$1,860	$1,846	$6,199
Accumulated impairment losses	(46)	(15)	(43)	(104)
	2,447	1,845	1,803	6,095
Business acquisitions(1)	28	20	287	335
Foreign currency translation adjustments	(9)	3	(50)	(56)

December 31, 2016
Goodwill	2,512	1,883	2,083	6,478
Accumulated impairment losses	(46)	(15)	(43)	(104)
	2,466	1,868	2,040	6,374
Business acquisitions(1)	8	73	131	212
Business divestitures(2)	—	—	(12)	(12)
Foreign currency translation adjustments	26	21	46	93
Assets held for sale(3)	(42)	—	(10)	(52)

December 31, 2017
Goodwill	2,504	1,977	2,238	6,719
Accumulated impairment losses	(46)	(15)	(43)	(104)
	$2,458	$1,962	$2,195	$6,615
__________________

(1)
For the year ended December 31, 2017, business acquisitions for the ISRS segment included primarily the Kigre business acquisition. Business acquisitions for the C&NS segment included primarily the Adaptive Methods, Open Water Power, and OceanServer business acquisitions. Business acquisitions for the Electronic Systems segment included the acquisitions of the ETD, Doss Aviation and G-Air businesses and the purchase price allocation adjustments for the MacH and Aerosim business acquisitions. For the year ended December 31, 2016, business acquisitions for the ISRS segment included the Micreo business acquisition and the final purchase price allocation for the L3 ForceX business acquisition. Business acquisition for the C&NS segment included the ATM business acquisition. Business acquisitions for the Electronic Systems segment included the acquisitions of the MacH and Aerosim businesses and the final purchase price allocation for L3 CTC business acquisition.

(2)	The decrease for the Electronic Systems segment was due to the divestitures of Coleman and Aviation Jet Services during the quarterly period ended March 31, 2017.

(3)	The Aerostructures businesses from the Company’s ISRS segment are classified as held for sale as of December 31, 2017.
Identifiable Intangible Assets. The most significant identifiable intangible asset that is separately recognized for the Company’s business acquisitions is customer contractual relationships. All of the Company’s customer relationships are established through written customer contracts (revenue arrangements). The fair value for customer contractual relationships is determined, as of the date of acquisition, based on estimates and judgments regarding expectations for the estimated future after-tax earnings and cash flows (including cash flows for working capital) arising from the follow-on sales on contract (revenue arrangement) renewals expected from the customer contractual relationships over their estimated lives, including the probability of expected future contract renewals and sales, less a contributory assets charge, all of which is discounted to present value. The Company’s indefinite-lived intangible assets include IPR&D.
The table below presents information for the Company’s identifiable intangible assets that are subject to amortization and indefinite-lived intangible assets.

		December 31, 2017			December 31, 2016
	Weighed Average Amortization Period	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in years)	(in millions)
Customer contractual relationships	14	$393	$257	$136	$360	$229	$131
Technology	10	189	114	75	191	102	89
Other	15	29	14	15	21	12	9
Total subject to amortization		611	385	226	572	343	229
IPR&D	indefinite	66	—	66	—	—	—
Total		$677	$385	$292	$572	$343	$229

The table below presents amortization expense recorded by the Company for its identifiable intangible assets.

	Year Ended December 31,
	2017	2016	2015
	(in millions)
Amortization expense	$43	$33	$32

Based on gross carrying amounts at December 31, 2017, the Company’s estimate of amortization expense for identifiable intangible assets for the years ending December 31, 2018 through 2022 is presented in the table below.

	Year Ending December 31,
	2018	2019	2020	2021	2022
	(in millions)
Estimated amortization expense	$44	$39	$31	$25	$21